TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 1

dated October 1, 2015

to the Statement of Additional Information dated May 1, 2015 (“SAI”)

New third-party vendor relationships

TIAA Separate Account VA-1 (the “separate account”) has entered into agreements to disclose portfolio holdings information to certain additional third-party vendors. Accordingly, the following information hereby replaces in its entirety the 5th paragraph of the section entitled “Disclosure of portfolio holdings” beginning on page B-11 of the SAI (changes in bold):

“Currently, the separate account has ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the separate account’s portfolio holdings disclosure policy, the portfolio holdings of the separate account to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute (the “ICI”); R.R. Donnelley; Bloomberg Finance, L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a/ Nu:Pitch); CoreOne Technologies; Cabot Research, LLC; Glass, Lewis & Co., LLC; Brown Brothers Harriman & Co.; Fidelity Information Services, LLC; EquiLend Holdings LLC and FactSet Research Systems Inc. and the lenders under the separate account’s credit facility (Deutsche Bank AG, New York Branch; JPMorgan Chase Bank, N.A.; Citibank, N.A.; State Street and Trust Company; Bank of America, N.A.; Barclays Bank PLC; Credit Suisse AG, Cayman Islands Branch; Goldman Sachs Bank USA; Morgan Stanley Bank, N.A.; HSBC Bank USA, National Association; The Royal Bank of Scotland plc; The Bank of New York Mellon; The Northern Trust Company; U.S. Bank National Association and BMO Harris Financing, Inc.). The separate account’s portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 10 days after the end of the most recent calendar month. The ICI, however, generally receives this information more quickly than the other entities listed above. No compensation was received by the separate account, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the separate account.”

Officer information

Effective September 29, 2015, the Management Committee of the separate account appointed J. Keith Morgan as Executive Vice President of the separate account. Accordingly, the following information is hereby added to the chart entitled “Officers” beginning on page B-17 of the SAI in the section entitled “Management of the separate account”:

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years
J. Keith Morgan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2015.	Executive Vice President and Chief Legal Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Morgan served as Founder and Chief Executive Officer of Morris Lane Capital LLC (consultant), and as Senior Vice President and General Counsel of General Electric Capital Corporation.

In addition, the following information has been added for Roger W. Ferguson, Jr. in the chart entitled “Officers” beginning on page B-17 of the SAI in the section entitled “Management of the separate account”:

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years
Roger W. Ferguson, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1951	President and Chief Executive Officer	One-year term. President and Chief Executive since 2008.

President and Chief Executive Officer of TIAA, TIAA Separate Account VA-1 and CREF (since 2008). Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds (2012-2013). Director of Covariance Capital Management, Inc. (“Covariance) (since 2010); Manager (since 2010), President and Chief Executive Officer (since 2011), 730 Holdings LLC. Chairman, Head of Financial Services and Member of the Executive Committee of Swiss Re America Holding Corporation (2006-2010). Vice Chairman and Member of the Board of Governors of the United States Federal System (1997-2006).

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